UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2014

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

3131 Harvard Ave., Suite 104
Dallas, Texas	75205
(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code: (214) 453-0145

BIOFUEL ENERGY CORP.

1600 Broadway, Suite 1740

Denver, Colorado 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Green Brick Partners, Inc. (formerly named BioFuel Energy Corp.), a Delaware corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (“SEC”) on October 31, 2014 (the “Original Filing”), in order to supplement the financial information contained therein for JBGL Builder Finance LLC and certain subsidiaries of JBGL Capital, LP (“JBGL”) for the period ended September 30, 2014.

Except as described above, this Amendment No. 1 does not amend, update or change any other items or disclosures contained in the Original Filing as amended by the Amendment No.1, and this Amendment No. 1 does not reflect or purport to reflect any information or events occuring after the original filing date or modify or update those disclosures affected by subsequent events. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Filing and the Company’s other filings with the SEC.

All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Filing.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Original Filing, on October 27, 2014, the Company completed the acquisition (the “Acquisition”) of all of the equity interests in JBGL, as contemplated by the Transaction Agreement, dated as of June 10, 2014, by and among BioFuel Energy Corp., certain affiliates of Greenlight Capital, Inc. and Brickman Member Joint Venture, and JBGL for $275 million. Effective upon consummation of the Acquisition, (1) the Company acquired, directly or indirectly, all of the equity interests in JBGL and (2) the Company changed its name to Green Brick Partners, Inc.

This Amendment No. 1 amends and supplements the Original Filing and is being filed solely for the purpose of including (i) financial information of JBGL for the period ended September 30, 2014, which information is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference, (ii) JBGL’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the same period, which information is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference, and (iii) the unaudited pro forma combined financial information giving effect to the Acquisition for the period ended September 30, 2014, which information is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The combined and consolidated financial statements of JBGL for the period ended September 30, 2014 and JBGL’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the same period, are hereby filed as Exhibit 99.1.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information giving effect to the Acquisition for the period ended September 30, 2014 is filed as Exhibit 99.2.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Unaudited combined and consolidated financial statements of JBGL as of and for period ended September 30, 2014, together with JBGL’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period ended September 30, 2014.

99.2	Unaudited pro forma combined financial information giving effect to the Acquisition for the period ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Brick Partners, Inc.
By:	/s/ James R. Brickman
Name:	James R. Brickman
Title:	Chief Executive Officer

Date:	November 14, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Unaudited combined and consolidated financial statements of JBGL as of and for period ended September 30, 2014, together with JBGL’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period ended September 30, 2014.

99.2	Unaudited pro forma combined financial information giving effect to the Acquisition for the period ended September 30, 2014.